Exhibit 32.1


                       CERTIFICATION PURSUANT TO
            18 U.S.C. SECTION. 1350, AS ADOPTED PURSUANT TO
             SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the filing of the Quarterly Report on Form 10-Q for the fiscal quarter ended July 2, 2005 (the Report) by Seaboard Corporation (the Company), the undersigned, as the Chief Executive
Officer  of  the   Company, hereby  certifies  pursuant  to 18  U.S.C.
section 1350, as adopted pursuant to section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

     The Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and

     The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  August 11, 2005                   /s/ H. H. Bresky
                                         H. H. Bresky, Chairman of the Board,
                                         President and Chief Executive Officer